Exhibit 10.15

PLEDGE AND SECURITY AGREEMENT

AND IRREVOCABLE PROXY

This Pledge and Security Agreement and Irrevocable Proxy ("Agreement") is effective as of March 18, 2013, between UFI ACQUISITION, INC., a Delaware corporation, whose address is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 ("Debtor"), and THE PENINSULA FUND V LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is 500 Woodward Avenue, Suite 2800, Detroit, Michigan 48226 ("Secured Party"), who hereby agree as follows:

1.          Grant of Security Interest. To secure the payment and performance of the Secured Obligations (defined in Section 2 below), Debtor grants to Secured Party a security interest in, and pledges, assigns and transfers to Secured Party, all of Debtor's rights, title and interests in and to the securities listed on Schedule A attached hereto (the "Pledged Securities"), including any and all substitutions, replacements, and renewals thereof, all interest, dividends or proceeds therefrom ("Earnings"), and any and all other funds or property which Debtor is now or may hereafter be entitled to receive therefrom (collectively, the "Collateral").

2.          Obligations Secured. This Agreement is being made in connection with a certain Note Purchase Agreement, dated the same date hereof, among Secured Party, Debtor, UFI Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Unique Fabricating Incorporated, a Delaware corporation ("Unique Fabricating"), as successor by merger to Merger Sub, and such other parties made a party thereto from time to time (as amended, supplemented, or otherwise modified from time to time) (the “Loan Agreement”), and shall secure all of the Senior Subordinated Obligations under the Loan Agreement and the Other Agreements (the "Secured Obligations"). Capitalized terms used but not defined herein shall have the meaning given to such terms in the Loan Agreement.

3.          Possession of the Collateral; Earnings; Right to Pledge. Within seven (7) calendar days of the execution of this Agreement, Debtor shall deliver the Pledged Securities (with an endorsement on each certificate in the form set forth on Schedule A) to Secured Party and Secured Party shall, subject to Section 4 below, retain possession of the Collateral until such time as all of the Secured Obligations have been satisfied in full. All Earnings, if any, shall be held by Secured Party.

4.          Withdrawals Prohibited. Debtor shall have no right to withdraw any portion of the Pledged Securities or the Collateral.

5.          Representations and Warranties. Debtor represents and warrants to Secured Party that: (a) no consent or approval of any third party is necessary for the valid execution, delivery, and performance of this Agreement by Debtor, (b) Debtor has full right, power, and authority to enter into and perform this Agreement, and this Agreement constitutes a legally-binding obligation of Debtor, (c) the Collateral is free and clear of all liens, charges, pledges, claims, security interests or any other encumbrances (collectively, "Liens"), other than Permitted Liens, and (d) this Agreement creates a valid second priority security interest in the Pledged Securities and the Collateral in favor of Secured Party.

6.          Covenants of Debtor. Debtor shall (a) keep the Collateral free and clear of all Liens (other than Permitted Liens), (b) pay all taxes, assessments, or other charges which might result in a Lien against the Collateral, and (c) not sell, transfer or assign any right, title or interest in or to the Collateral to any person or entity (other than Senior Lender), without the prior written consent of Secured Party.

7.          Irrevocable Proxy. Subject to the terms, conditions and provisions hereinafter set forth, for so long as any of the Secured Obligations remain outstanding, Debtor does hereby irrevocably nominate and appoint the Secured Party as its true and lawful proxy, with full power of substitution, in its name, place and stead, to vote all of the Pledged Securities owned by Debtor and standing in such Debtor's name, at any meeting of the stockholders of Unique Fabricating, and upon any matter in which the stockholders of Unique Fabricating are entitled to vote; provided, that, for so long as no Default or Event of Default (as defined in the Loan Agreement) has occurred or is occurring, Debtor shall be entitled to vote the Pledged Securities owned by Debtor and standing in Debtor's name with respect to all such corporate matters. Upon the occurrence of a Default or Event of Default, Secured Party shall have the irrevocable full power and authority, as the true and lawful proxy of the Debtor, to vote in person or by further proxy, the Pledged Securities at all meetings of the stockholders of Unique Fabricating, or to give written consents in lieu of voting such Pledged Securities in respect of any and all matters on which such Pledged Securities are entitled to vote, including, without limitation, the election of directors. During any such period in which the Secured Party shall have the right to exercise voting powers with respect to the Pledged Securities, the Secured Party shall have the right to waive notice of any meeting of the stockholders of Unique Fabricating in respect of such Pledged Securities and may exercise any power or perform any act hereunder by an agent or attorney duly authorized and appointed by it. The irrevocable proxy set forth above is a power coupled with an interest. Secured Party's exercise of voting rights under this Section 7 shall not constitute and is independent of any other rights in favor of Secured Party under Section 11 or otherwise under this Agreement or applicable law.

8.            Receipt of Additional Stock Certificates.

(a)          In the event that the Debtor shall receive any shares of Unique Fabricating or any successor or successors thereto issued by way of dividend, split-up, recapitalization, reorganization, merger, consolidation or any other change or adjustment in respect of the Pledged Securities held by any of them prior to the payment of the Secured Obligations, Debtor shall hold the stock certificates representing such additional or changed shares, to the extent that such shares have voting rights (including voting rights contingent upon the occurrence of specified events), subject to the terms of this Agreement, and the provisions of paragraph 7 above shall apply thereto.

(b)          The term "Pledged Securities," as used in this Agreement, shall include, in addition to the Pledged Securities owned of record by Debtor on the date hereof, as indicated on Schedule A, all additional shares of stock or other securities of Unique Fabricating having power to vote for the election of directors of Unique Fabricating acquired by Debtor pursuant to paragraph 8(a) above.

9.            Representations, Warranties and Covenants. The Debtor hereby represents, warrants and covenants to Secured Party that:

(a)          Title. (i) Debtor presently owns one hundred percent (100%) of the capital stock of Unique Fabricating, all of which is the subject of this Agreement as of the date hereof; (ii) no other class of stock of Unique Fabricating has been authorized; (iii) neither Debtor nor any other party holds any options, warrants, or other rights to acquire or purchase any voting securities of Unique Fabricating or to convert other securities of Unique Fabricating into such voting securities; and (iv) no warrants, options or other rights to purchase, acquire or convert any securities into voting stock of Unique Fabricating are outstanding.

(b)          No Issuance of Stock. Prior to payment in full of the Secured Obligations, Unique Fabricating shall not, without Secured Party's prior written consent, issue any common stock or other voting securities (or securities convertible into common stock or such voting securities).

(c)          Existing Assets. Debtor owns no other assets or property, tangible and intangible, other than the Collateral described herein, and Debtor shall not acquire any right, title, or interest in any other assets or property, tangible and intangible, beyond the Collateral described herein, without the Secured Party's prior written consent.

10.         Execution of Documents. Debtor shall execute any documents and take any other actions requested by Secured Party from time to time to perfect or protect the security interest granted or purported to be granted by this Agreement or to enable Secured Party to exercise or enforce its rights or remedies under this Agreement.

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11.         Event of Default. Upon the occurrence of a Default or Event of Default under the Loan Agreement and/or a breach by Debtor of any provision of this Agreement, Secured Party may exercise, with respect to the Collateral, all rights and remedies of a secured party upon default under the Uniform Commercial Code as adopted and set forth in the Michigan Compiled Laws (including without limitation, Michigan Compiled Laws, Sections 440.9101, et seq.) and all other rights and remedies under this Agreement or otherwise available to Secured Party. In any action or proceeding to enforce its rights or remedies under this Agreement, Secured Party shall be entitled forthwith to immediate exclusive possession and control of the Collateral and to receive directly all payments due or otherwise being made on any of the Collateral, and, upon ex parte application by Secured Party to any court of competent jurisdiction without notice to Debtor, shall be entitled to an order giving such immediate exclusive possession and control to Secured Party or, if Secured Party so elects, to an order appointing a receiver for the Collateral and without any requirement of bond or other security and without any showing that immediate or irreparable injury, loss or damage will result if such an order is not issued by the court. For purposes of this Agreement, notice to Debtor prior to the date of public sale of any Collateral or five (5) days prior to the date after which private sale or other disposition of any Collateral will be made shall constitute reasonable notice of any such sale.

12.         Miscellaneous.

(a)          Notices. All notices and other communications under this Agreement to be made to either Secured Party or Debtor shall be in writing and shall be deemed given when delivered personally, telecopied (which is confirmed electronically), or mailed by certified mail (return receipt requested) or sent by Federal Express, UPS or other nationally recognized overnight delivery service for overnight delivery to that party at the address for that party as set forth in the introductory paragraph (or at such other address for such party as such party shall have specified in notice to the other party).

(b)          Governing Law. All questions concerning the validity or meaning of this Agreement or relating to the rights and obligations of the parties with respect to performance under this Agreement shall be construed and resolved under the laws of Michigan.

(c)          Severability. The intention of the parties to this Agreement is to comply fully with all laws and public policies, and this Agreement shall be construed consistently with all laws and public policies to the extent possible. If and to the extent that any court of competent jurisdiction determines it is impossible to construe any provision of this Agreement consistently with any law or public policy and consequently holds that provision to be invalid, such holding shall in no way affect the validity of the other provisions of this Agreement, which shall remain in full force and effect.

(d)          Venue. The parties to this Agreement hereby designate the Circuit Court of Oakland County, Michigan, as a court of proper jurisdiction and exclusive venue for any actions or proceedings relating to this Agreement; hereby irrevocably consent to such designation, jurisdiction, and venue; and hereby waive any objections or defenses relating to jurisdiction or venue with respect to any action or proceeding initiated in the Oakland County Circuit Court.

(e)          Nonwaiver. No failure by any party to insist upon compliance with any terms of this Agreement or to exercise any option, enforce any right, or seek any remedy upon any default of any party shall affect or constitute a waiver of the first party's right to insist upon such strict compliance, exercise that option, enforce that right, or seek that remedy with respect to that default or any prior, contemporaneous, or subsequent default; nor shall any custom or practice of the parties at variance with any provision of this Agreement affect, or constitute a waiver of, any party's right to demand strict compliance with the provisions of this Agreement.

(f)          No Third Party Benefit. This Agreement is intended for the exclusive benefit of the parties to this Agreement and their respective heirs, successors, and assigns, and nothing contained in this Agreement shall be construed as creating any rights or benefits in or to any third party.

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(g)          Jury Trial Waiver. DEBTOR, AFTER CONSULTING OR HAVING THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, DEALINGS, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTIONS OF ANY PARTY. DEBTOR SHALL NOT SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

(h)          Complete Agreement. This Agreement (including any exhibits and any documents incorporated into this Agreement by reference) contains the entire Agreement among the parties and supersedes any prior agreements, negotiations, representations, or discussions among them with respect to the subject matter of this Agreement. No additions or other changes to this Agreement shall be binding upon any party unless made in writing and signed by all parties.

(i)          Counterparts; Facsimile Signatures. This Agreement may be executed in multiple counterparts, and all such executed counterparts shall constitute one original Agreement, binding on all of the parties, whether or not any of the parties have executed the same counterparts and whether or not the signature pages from different counterparts have been combined, and the signature of any party to any counterpart shall be deemed to be that party's signature to any other counterpart and may be appended to any other counterpart. A facsimile signature shall be effective as an original signature.

(j)          Captions. The captions of the various sections of this Agreement are not part of the context of this Agreement, but are only labels to assist in locating those sections, and shall be ignored in construing this Agreement.

(k)          Survival. All agreements, obligations, warranties and representations under this Agreement shall survive any modifications made by any party to this Agreement.

(l)          Genders and Numbers. When permitted by the context, each pronoun used in this Agreement includes the same pronoun in other genders or numbers and each noun used in this Agreement includes the same noun in other numbers.

(m)          Successors. This Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the respective heirs, personal representatives, successors and assigns of each party to this Agreement.

(n)          Cumulative Effect. This Agreement is intended as additional security to Secured Party and does not supersede, waive or otherwise affect any other security interests, guarantees or other agreements between Secured Party and Debtor.

(o)           Other Agreements; Conflict. This Agreement is subject to the terms and conditions of that certain Subordination and Intercreditor Agreement, dated of even date herewith, among Debtor, Unique Fabricating, Senior Lender, Secured Party, and the other parties listed on the signature pages thereto (as amended, supplemented, or otherwise modified from time to time) (the “Subordination Agreement”). To the extent there is a conflict between the terms and conditions of this Agreement and the terms and conditions set forth in (i) the Subordination Agreement, and/or (ii) the Pledge and Security Agreement and Irrevocable Proxy, dated at even date herewith, between Debtor and Senior Lender (as amended, supplemented, or otherwise modified from time to time) (the “Senior Pledge Agreement”), the provisions of the Subordination Agreement and/or the Senior Pledge Agreement shall apply.

[SIGNATURE PAGE FOLLOWS]

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DEBTOR:

UFI ACQUISITION, INC.,
a Delaware corporation

By:

Name:	Richard L. Baum, Jr.

Its:	President

SECURED PARTY:

THE PENINSULA FUND V LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	Peninsula Fund V Management L.L.C.
Its: General Partner

By:	Peninsula Capital Partners L.L.C.
Its: Manager

By:
Scott A. Reilly
President and Chief Investment Officer

[Signature Page to Pledge and Security Agreement – UFI Acquisition, Inc.]

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SCHEDULE A

TO

PLEDGE AND SECURITY AGREEMENT

List of Pledged Securities

Security	Registered Owner	Certificate No.	Percentage of Shares/Membership Interests
1. Capital Stock of Unique Fabricating Incorporated	UFI Acquisition, Inc.	1	100 shares of common stock, which is 100% of all issued and outstanding capital stock of Unique Fabricating Incorporated

Form of Endorsement

The holder of the shares represented by this certificate has granted an irrevocable proxy to vote the shares to The Peninsula Fund V Limited Partnership, a Delaware limited partnership, pursuant to the terms and conditions of a certain Pledge and Security Agreement and Irrevocable Proxy dated March 18, 2013, a true copy of which is on file with the Secretary of the Corporation.

DETROIT 40396-17 1275998v3

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